UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2020

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	IHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Independence Holding Company (the “Company”) was held on November 10, 2020.  Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Proposal One – Election of Directors

The stockholders of the Company elected each of the following director nominees proposed by the Company’s Board of Directors to serve until the next annual meeting of stockholders of the Company. The voting results for each director nominee are set forth below.

Name	For	Withheld	Broker Non-Votes

Mr. Larry R. Graber	11,341,336	1,705,280	1,130,978

Ms. Teresa A. Herbert	11,661,829	1,384,787	1,130,978

Mr. David T. Kettig	11,659,976	1,386,640	1,130,978

Mr. Allan C. Kirkman	12,346,110	700,506	1,130,978

Mr. John L. Lahey	12,717,159	329,457	1,130,978

Mr. Steven B. Lapin	11,341,260	1,705,356	1,130,978

Mr. Ronald I. Simon	12,392,928	653,688	1,130,978

Mr. James G. Tatum	12,285,314	761,302	1,130,978

Mr. Roy T. K. Thung	11,725,789	1,320,827	1,130,978

Proposal Two – Ratification of Appointment of Independent Auditors

The stockholders of the Company ratified the appointment of RSM US LLP as the Company’s independent auditor for the fiscal year ended December 31, 2020.  The voting results for the appointment of RSM US LLP are set forth below.

For	Against	Abstention	Broker Non-Votes

14,170,322	5,850	1,422	0

Proposal Three – Approval, by a non-binding advisory vote, of the compensation of IHC's named executive officers

The stockholders of the Company approved, by a non-binding advisory vote, the compensation of IHC's named executive officers.  The voting results for the approval of executive compensation are set forth below.

For	Against	Abstention	Broker Non-Votes

12,481,650	329,775	235,191	1,130,978

Proposal Four – Approval of the amendments to the Independence Holding Company 2016 Stock Incentive Plan

The stockholders of the Company approved the amendments to the Independence Holding Company 2016 Stock Incentive Plan.  The voting results for the approval of the amendments are set forth below.

For	Against	Abstention	Broker Non-Votes

11,987,539	1,045,159	13,918	1,130,978

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY
(Registrant)

By: Teresa A. Herbert /s/ Teresa A. Herbert Teresa A. Herbert Senior Vice President and Chief Financial Officer	Date:	November 10, 2020